Exhibit 99.2

Investor Presentation Second Quarter 2009 David P. Shearrow Executive Vice President & CRO Rex S. Schuette Executive Vice President & CFO rex_schuette@ucbi.com (706) 781-2266 Jimmy C. Tallent President & CEO United Community Banks, Inc.

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission. This presentation also contains non-GAAP financial measures, as defined by the Federal Securities Laws. For a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between those measures and the non-GAAP financial measures, please refer to "Selected Financial Data" in the United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities Exchange Commission, which may be found on the company's Web site, www.ucbi.com. Cautionary statement 2

United at a glance Assets $8.4 Billion Deposits $6.8 Billion Banks 27 Offices 110 3

Credit Core earnings improvement FDIC acquisition Challenging environment 4

North Georgia 36% Loan portfolio (total - $5.5 billion as of June 30, 2009) Atlanta MSA 29% North Carolina 14% Coastal Georgia 8% Gainesville MSA 8% Tennessee 5% Geographic Diversity Loan Composition 5

Residential mortgage (total $1.5 billion) Mortgage Home Equity East 74 26 North Georgia 39% North Carolina 26% Atlanta MSA 15% Coastal Georgia 8% Gainesville MSA 6% Tennessee 6% Geographic Diversity Loan Composition 6

Commercial Construction Owner-Occupied Income Producing C & I East 15 40 29 16 Commercial loans (total $2.6 billion) North Georgia 30% North Carolina 9% Atlanta MSA 37% Coastal Georgia 10% Gainesville MSA 9% Tennessee 5% Geographic Diversity Loan Composition 7

Commercial construction (by loan type) (in millions) June 30, 2009 % of Loan Type Amount Total Raw Land - Vacant (Unimproved) $ 167 44 Land Development - Vacant (Improved) 132 35 Office Buildings 32 8 Retail Buildings 21 6 Churches 6 2 Miscellaneous 20 5 Total Commercial Construction $ 379 8

Commercial real estate (by loan type) (in millions) June 30, 2009 % of Loan Type Amount Total Office Buildings $ 405 23 Small Businesses 399 22 Single-Unit Retail/Strip Centers 234 13 Small Warehouses/Storage 166 9 Hotels/Motels 119 7 Churches 115 6 Franchise / Restaurants 84 5 Multi-Residential Properties 79 4 Convenience Stores 69 4 Farmland 53 3 Multi-Unit Retail 41 2 Miscellaneous 33 2 Total Commercial Real Estate 1,797 9

Residential construction (total $1.3 billion) North Georgia 42% North Carolina 12% Atlanta MSA 32% Coastal Georgia 6% Gainesville MSA 5% Tennessee 3% Construction Loans Land Loans East 0.28 0.72 Geographic Diversity Loan Composition 10

Atlanta MSA (residential construction) (in millions) Variance 2Q 09 4Q 08 2Q 08 4Q 08 2Q 08 Land Loans Developing Land $ 124 $ 167 $ 232 $ (43) $ (108) Raw Land 63 56 50 7 13 Lot Loans 81 86 117 (5) (36) Total 268 309 399 (41) (131) Construction Loans Spec 127 189 271 (62) (144) Sold 29 40 58 (11) (29) Total 156 229 329 (73) (173) Total Res Construction $ 424 $ 538 $ 728 $ (114) $ (304) 11

Credit quality (in millions) 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Net Charge-offs $ 58.3 $ 43.3 $ 74.0 $ 55.7 $ 14.3 as % of Average Loans 4.18% 3.09% 5.09% 3.77% .97 % Allowance for LL $ 146.0 $ 144.0 $ 122.3 $ 111.3 $ 91.0 as % of Total Loans 2.64% 2.56% 2.14% 1.91% 1.53 % as % of NPLs 51%* 56%* 64%* 80%* 74 % Past Due Loans (30 - 90 Days) 1.61% 1.67% 2.33% 1.39% 1.10 % Non-Performing Loans $ 287.8 $ 259.2 $ 190.7 $ 139.3 $ 123.8 OREO 104.8 75.4 59.8 38.4 28.4 Total NPAs $ 392.6 $ 334.6 $ 250.5 $ 177.7 $ 152.2 as % of Total Assets 4.67% 4.11% 2.94% 2.20% 1.84 % as % of Loans & OREO 6.99% 5.86% 4.35% 3.03% 2.55% *Excluding loans with no allocated reserve, the coverage ratio was 82% at 2Q09; 117% at 1Q 09; 125% at 4Q 08; and 93% at 3Q 08. 12

Net charge-offs by category (in thousands) 2Q 09 1Q 09 to Avg to Avg NCOs Loans NCOs Loans CATEGORY Commercial (sec. by RE) $ 5,986 1.34% $ 826 .20 % Commercial Construction 756 .81 54 .05 Commercial & Industrial 3,107 3.20 873 .89 Total Commercial 9,849 1.56 1,753 .28 Residential Construction 44,240 13.04 37,762 10.52 Residential Mortgage 3,526 .96 2,984 .80 Consumer / Installment 697 1.82 782 1.99 Total Net Charge-offs $ 58,312 4.18 $ 43,281 3.09 13

Net charge-offs by market (in thousands) 2Q 09 1Q 09 to Avg to Avg NCOs Loans NCOs Loans MARKETS Atlanta MSA $ 37,472 8.87% $ 26,228 6.16 % Gainesville MSA 4,125 4.36 1,105 1.18 North Georgia 12,571 2.52 8,208 1.64 Western North Carolina 1,016 .51 3,669 1.83 Coastal Georgia 969 .85 3,229 2.84 East Tennessee 2,159 3.20 842 1.28 Total Net Charge-offs $ 58,312 4.18 $ 43,281 3.09 14

NPAs by category (in thousands) 2Q 09 1Q 09 Total Total NPLs OREO NPAs NPLs OREO NPAs CATEGORY Commercial (Sec. by RE) $ 37,755 $ 5,395 $ 43,150 $ 18,188 $ 3,811 $ 21,999 Commercial Construction 15,717 5,847 21,564 6,449 2,948 9,397 Commercial & Industrial 11,378 -- 11,378 12,066 -- 12,066 Total Commercial 64,850 11,242 76,092 36,703 6,759 43,462 Residential Construction 176,400 81,647 258,047 187,656 58,327 245,983 Residential Mortgage 44,256 11,865 56,121 33,148 10,297 43,445 Consumer / Installment 2,342 -- 2,342 1,648 -- 1,648 Total NPAs $ 287,848 $ 104,754 $ 392,602 $ 259,155 $ 75,383 $ 334,538 15

NPAs by market (in thousands) 2Q 09 1Q 09 Total Total NPLs OREO NPAs NPLs OREO NPAs MARKETS Atlanta MSA $ 148,155 $ 50,450 $ 198,605 $ 131,020 $ 48,574 $ 179,594 Gainesville MSA 9,745 3,511 13,256 17,448 694 18,142 North Georgia 72,174 37,454 109,628 66,875 20,811 87,686 Western North Carolina 21,814 7,245 29,059 21,240 3,067 24,307 Coastal Georgia 30,311 3,904 34,215 15,699 1,286 16,985 East Tennessee 5,649 2,190 7,839 6,873 951 7,824 Total NPAs $ 287,848 $ 104,754 $ 392,602 $ 259,155 $ 75,383 $ 334,538 16

Core earnings summary - second quarter 2009 (in millions) Variance 2Q 09 1Q 09 4Q 08 2Q 08 1Q09 4Q 08 Net Interest Revenue $ 60.9 $ 57.4 $ 51.9 $ 61.8 $ 3.5 $ 9.0 Fee Revenue* 13.7 12.6 12.6 14.7 1.1 1.1 Gross Revenue 74.6 70.0 64.5 76.5 4.6 10.1 Operating Expense** 47.8 48.3 47.2 46.9 (.5 ) (.6) Core Earnings (Pre-Tax/Credit) $ 26.8 $ 21.7 $ 17.3 $ 29.6 $ 5.1 $ 9.5 Net Interest Margin 3.28% 3.08% 2.70% 3.32% .20% .58% *Excludes BOLI expense recovery, special FDIC assessment, and foreclosed property costs **Excludes FHLB prepayment charge and securities (losses) gains, net 17

Net operating loss - second quarter 2009 (in millions) Variance 2Q 09 1Q 09 4Q 08 2Q 08 1Q 09 4Q 08 Core Earnings $ 26.8 $ 21.7 $ 17.3 $ 29.6 $ 5.1 $ 9.5 Provision for Loan Loss (60.0) (65.0) (85.0) (15.5) 5.0 25.0 Foreclosed Property Expense (5.7) (4.3) (5.2) (2.9) (1.4) (.5 ) FDIC Special Assessment (3.8) - - - (3.8) (3.8) BOLI Expense Recovery 2.0 - - - 2.0 2.0 FHLB Prepayment Charge and Secur (Losses) Gains, net (.7 ) .3 (1.9) .4 (1.0) 1.2 Income Tax Benefit (Exp) 18.3 15.3 28.1 (4.5) 3.0 (9.8) Net Oper (Loss) Income $ (23.1) $ (32.0) $ (46.7) $ 7.1 $ 8.9 $ 23.6 Net Operating EPS $ (.53 ) ($ .71 ) $ (.99) $ .15 $ .18 $ .46 18

Net loss - second quarter 2009 (in millions) 2Q 09 1Q 09 4Q 08 2Q 08 Net Operating (Loss) Income $ (23.1) $ (32.0) $ (46.7) $ 7.1 Gain on Acquisition ($11.4, pre-tax) 7.1 - - - Goodwill Impairment Charge - (70.0) - - Severance Costs ($2.9, pre-tax) - (1.8) - - Net (Loss) Income $ (16.0) $ (103.8) $ (46.7) $ 7.1 Earnings (Loss) Per Share $ (.38 ) $ (2.20) $ (.99) $ .15 19

Net interest margin 2q08 3q08 4q08 1q09 2q09 Net Interest Margin 0.0332 0.0317 0.027 0.0308 0.0328 Second quarter Margin Improvement 20 Basis Points Improved Loan & Deposit Pricing Replaced Higher Priced CDs and Broker Deposits Net Interest Margin 20

Capital ratios (as percentages) Well- Capitalized 2Q 09 4Q 08 2Q 08 Regulatory Capital Tier 1 Risk-Based 6% 10.6% 11.2% 9.2% Total Risk-Based 10 13.3 13.9 11.4 Leverage 5 7.8 8.3 7.0 Tangible Equity to Risk-Weighted Assets 10.5 11.2 8.5 Tangible Common Equity to Risk-Weighted Assets 7.5 8.3 8.5 Tangible Equity to Assets 8.0 6.6 6.8 Tangible Common Equity to Assets 5.8 6.2 6.8 21

Closing comments 22 Southern Community Bank Credit Core earnings Capital

APPENDIX 23

Joined UCBI Years in Banking Jimmy Tallent President and CEO 1984 36 Guy Freeman Chief Operating Officer 1994 49 Rex Schuette Chief Financial Officer 2001 32 David Shearrow Chief Risk Officer 2007 28 Glenn White President, Atlanta Region 2007 35 Craig Metz Marketing 2002 17 Bill Gilbert Retail Banking 2000 33 Experienced proven leadership 24

Footprint contains stable and growing markets Business model thrives on relationship-driven customer service backed by "big bank" resources Core franchise supports customer retention and strong presence in our markets Compelling stock price Reasons to invest in United 25

Provides superior service and operating autonomy Community bank service, large bank resources Strategic footprint with substantial opportunities Contains many of the fastest growing markets in the U.S. Conservative growth strategy Mostly organic supported by de novos and selective acquisitions Business model 26

Twenty-seven community banks Local CEOs with deep roots in their communities Resources of $8.4 billion bank Service is point of differentiation Golden rule of banking "The Bank That SERVICE Built" Ongoing customer surveys +90% satisfaction rate Operating model (competitive difference) 27

Population Growth (%) Population Growth (%) Markets1 Population (in thousands) Actual 2000 - 2008 Projected 2008 - 2013 North Georgia 424 27 14 Atlanta MSA 3,603 42 22 Gainesville MSA 182 31 16 Coastal Georgia 365 8 4 Western North Carolina 424 10 5 East Tennessee 594 11 7 Total Markets Georgia 9,863 20 12 North Carolina 9,231 15 9 Tennessee 6,244 9 6 United States 309,299 10 6 1 Population data is for 2008 and includes those markets where United takes deposits. Source: SNL Robust demographics (fast growing markets) 28

1 FDIC deposit market share and rank as of 6/08 for markets where United takes deposits. Source: SNL and FDIC Markets1 Market Deposits (in billions) United Deposits (in billions) Banks Offices Deposit Share1 (%) Rank1 North Georgia $ 9.1 $ 2.6 11 24 29 1 Atlanta MSA 59.8 2.1 10 40 3 8 Gainesville MSA 2.6 .3 1 7 12 4 Coastal Georgia 7.0 .4 2 9 6 6 Western North Carolina 7.1 1.0 1 20 14 3 East Tennessee 13.1 .4 2 10 3 7 Total Markets $98.7 $ 6.8 27 110 Market share opportunities (excellent growth prospects) 29

Best demographics in the nation Population data as of June 30, 2008 Population data as of June 30, 2008 1Q09 Assets 2008-2013 Rank Company (in billions) Ticker State % Population Growth 1 Western Alliance Bancorporation $ 5.3 WAL NV 16.84 2 United Community Banks, Inc. 8.1 UCBI GA 13.59 3 Cullen/Frost Bankers, Inc. 15.3 CFR TX 11.88 4 International Bancshares Corporation 12.1 IBOC TX 11.22 5 Prosperity Bancshares, Inc. 8.8 PRSP TX 10.61 6 Colonial BancGroup, Inc. 26.4 CNB AL 10.30 7 South Financial Group, Inc. 13.3 TSFG SC 9.53 8 First Citizens BancShares, Inc. 17.2 FCNCA NC 9.29 9 CVB Financial Corp. 6.4 CVBF CA 9.04 10 Glacier Bancorp, Inc. 5.6 GBCI MT 8.73 11 Capitol Bancorp Ltd. 5.8 CBC MI 8.45 12 Synovus Financial Corp. 34.5 SNV GA 8.15 13 Umpqua Holdings Corporation 8.8 UMPQ OR 8.14 14 First Midwest Bancorp, Inc. 8.3 FMBI IL 7.84 15 Hancock Holding Company 7.1 HBHC MS 7.06 Source: SNL - Includes publicly traded companies with assets between $5 - 50 billion as of 9/30/08. Population growth weighted by county as of 6/30/08. 30

Small business market growth 2000 2006 Small Business Growth Population Growth 2000-2008 North Georgia 6,453 7,693 19% 27% Atlanta MSA 70,893 126,200 78% 42% Gainesville MSA 3,158 3,824 21% 31% Coastal Georgia 9,441 10,210 8% 8% Western North Carolina 10,274 11,544 12% 10% East Tennessee 16,273 17,839 10% 11% 1 Population data is for 2008, SNL; Business demographics, U.S. Census Statistics of U.S. Businesses, 2000 & 2006; County Business Patterns 2000-2006 The Atlanta MSA is seeing small business growth at nearly double its already significantly increasing population growth. Markets1 (# of business with 1 - 49 employees) 31

(in millions) 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Year over Year Change LOANS BY CATEGORY % Commercial (sec. by RE) $1,797 $1,779 $1,627 $1,604 $1,584 13 Commercial construction 379 377 500 509 522 (27) Commercial & Industrial 399 387 410 425 417 (4) Total commercial 2,575 2,543 2,537 2,538 2,523 2 Residential construction 1,315 1,430 1,479 1,596 1,745 (25) Residential mortgage 1,470 1,504 1,526 1,528 1,494 (2) Consumer/installment 153 156 163 168 171 (11) TOTAL LOANS $5,513 $5,633 $5,705 $5,830 $5,933 (7) Business mix - loans (at quarter-end) 32

(in millions) 2008 2007 2006 2005 2004 LOANS BY CATEGORY Commercial (sec. by RE) $1,627 $1,476 $1,230 $1,055 $ 961 Commercial construction 500 527 470 359 250 Commercial & Industrial 410 418 296 237 212 Total commercial 2,537 2,421 1,996 1,651 1,428 Residential construction 1,479 1,829 1,864 1,380 1,055 Residential mortgage 1,526 1,502 1,338 1,206 1,102 Consumer/installment 163 177 179 161 150 TOTAL LOANS $5,705 $5,929 $5,377 $4,398 $3,735 Business mix - loans (at year-end) 33

(in millions) 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Land Loans Developing Land 412 $ 445 $ 484 $ 516 $ 566 Raw Land 159 155 153 142 138 Lot Loans 371 390 358 385 405 Total 942 990 995 1,043 1,109 Construction Loans Spec 267 317 347 393 447 Sold 106 123 137 160 189 Total 373 440 484 553 636 Total Res Construction 1,315 $1,430 $1,479 $1,596 $1,745 Residential construction - total company 34

(in millions) 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Land Loans Developing Land 124 $ 148 $ 167 $ 185 $ 232 Raw Land 63 52 56 47 50 Lot Loans 81 98 86 103 117 Total 268 298 309 335 399 Construction Loans Spec 127 164 189 227 271 Sold 29 33 40 49 58 Total 156 197 229 276 329 Total Res Construction 424 $ 495 $ 538 $ 611 $ 728 Residential construction - Atlanta MSA 35

(in millions) 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 LOANS BY MARKET Atlanta MSA $1,605 $1,660 $1,706 $1,800 $1,934 Gainesville MSA 413 422 420 426 422 North Georgia 1,978 2,014 2,040 2,066 2,065 Western North Carolina 794 808 810 815 819 Coastal Georgia 455 460 464 458 436 East Tennessee 268 269 265 265 257 Total loans $5,513 $5,633 $5,705 $5,830 $5,933 Loans - markets served (at quarter-end) 36

(in millions) 2008 2007 2006 2005 2004 LOANS BY MARKET Atlanta MSA $ 1,706 $ 2,002 $ 1,654 $ 1,207 $ 1,061 Gainesville MSA 420 400 354 249 -- North Georgia 2,040 2,060 2,033 1,790 1,627 Western North Carolina 810 806 773 668 633 Coastal Georgia 464 415 358 306 274 East Tennessee 265 246 205 178 140 Total loans $ 5,705 $ 5,929 $ 5,377 $ 4,398 $ 3,735 Loans - markets served (at year-end) 37

Legal lending limit $182 House lending limit 20 Top 25 relationships 7.8% of total loans 430 Regional credit review Standard underwriting Lending - credit summary (as of December 31, 2008, in millions) 38

Liquidity - loans / deposits (in millions) Variance 2Q 09 4Q 08 2Q 08 vs 4Q 08 vs 2Q 08 Loans $ 5,513 $ 5,705 $ 5,933 $ (192) $ (420) Core (DDA, MMDA, Savings) $ 2,269 $ 2,088 $ 2,278 $ 181 $ (9) Public Funds 539 842 678 (303) (139) CD's 3,277 3,281 3,209 (4) 68 Total Deposits (excl Brokered) 6,085 6,211 6,165 (126) (80) Loan to Deposit Ratio 91% 92% 96% Investment Securities $ 1,817 $ 1,617 $ 1,431 $ 200 $ 386 Percent of Assets 22% 19% 17 % Commercial Paper Sold $ - $ 369 $ - $ (369) $ - 39

Liquidity - wholesale borrowings (in millions) Unused Variance Capacity 2Q 09 4Q 08 2Q 08 vs 4Q 08 vs 2Q 08 Brokered Deposits $ 1,337 $ 763 $ 793 $ 432 $ (30) $ 331 FHLB 1,101 283 235 615 48 (332) Fed Funds 150 - 8 230 (8) (230) Other Wholesale 377 252 100 303 152 (51) Total Wholesale $ 2,965 $ 1,298 $ 1,136 $ 1,580 $ 162 $ (282) Sub-Debt $ 96 $ 97 $ 67 $ (1) $ 29 Trust Preferred Securities 54 54 41 - 13 Total Long-Term Debt $ 150 $ 151 $ 108 $ (1) $ 42 40

Business mix - deposits (at quarter-end) (in millions) DEPOSITS BY CATEGORY 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Demand & NOW $ 1,525 $ 1,485 $ 1,457 $ 1,591 $ 1,681 MMDA & Savings 744 665 630 565 598 Core Transaction Deposits 2,269 2,150 2,087 2,156 2,279 Time < $100,000 1,985 1,904 1,945 1,807 1,736 Public Deposits 480 485 755 499 573 Total Core Deposits 4,734 4,539 4,787 4,462 4,588 Time > $100,000 1,293 1,275 1,336 1,379 1,468 Public Deposits 59 75 87 103 105 Total Customer Deposits 6,086 5,889 6,210 6,035 6,161 Brokered Deposits ___763 727 793 745 535 Total Deposits 6,849 6,616 7,003 6,689 6,696 41

FIG Partners (Market Perform - Apr 24, 2009) Soleil (Tenner Investment Research) (Hold - Jul 8, 2009) Fox-Pitt Kelton Cochran (In Line - Jun 22, 2009) Stephens, Inc. (Equal-Weight - Apr 24, 2009) Keefe, Bruyette & Woods (Market Perform - Jun 22, 2009) Sterne Agee & Leach, Inc. (Sell - Apr 23, 2009) Raymond James & Associates (Market Perform 3 - Jun 22, 2009) SunTrust Robinson Humphrey (Neutral - Jun 22, 2009) Sandler O'Neill & Partners (Hold - Jun 22, 2009) Analyst coverage 42

(in millions) Acquisition Date Asset Size at Acquisition Asset Size 2Q 09 North Carolina Mar-90 $55 $1,307 Blue Ridge Feb-92 52 467 Towns Oct-92 20 227 White Aug-95 71 256 Habersham Sep-96 33 244 Rabun Sep-97 72 110 Gilmer Jan-98 23 215 Balanced growth strategy (early partnerships) 43

(in millions) Acquisition Date Asset Size at Acquisition Asset Size 2Q 09 Adairsville Aug-99 $41 $84 Rome Aug-99 108 305 Dawson Jul-00 119 217 Metro Jul-00 153 484 West GA Nov-01 85 135 East TN Mar-03 195 407 Coastal GA May-03 300 587 Fairburn Jun-04 104 237 Henry Nov-04 80 93 Rockdale/Newton Dec-04 200 225 Balanced growth strategy (recent partnerships) 44

Southern Community Bank Purchased - June 19, 2008 ($ in millions) Nine years old - Enhances presence in southside metro Atlanta markets Five banking offices in southside metro Atlanta MSA - Fayetteville, Coweta and Henry counties 60 employees $208 in customer deposits, including $50 core deposits FDIC assisted transaction - 80% guarantee on $109 loss threshold and 95% guarantee above Fully discounted bid with no credit exposure Accounted for credit related items (at FMV) as covered assets on balance sheet Loans $110 OREO $25 FDIC receivable $95 Total Covered Assets $230 Gain on acquisition of $11.4 Slightly accretive to earnings per share in 2009 45